U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026
ARQ, INC.
(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 31, 2026, Arq, Inc. (the "Company") and certain of its subsidiaries, entered into the fifth amendment (the "Fifth Amendment") to the Credit, Security and Guaranty Agreement (the "Revolving Credit Agreement"), dated December 27, 2024, as amended on May 6, 2025, December 9, 2025, January 28, 2026, and February 27, 2026, with MidCap Funding IV Trust, in its capacity as agent, the lenders from time to time party thereto, and any entities that become party thereto as Guarantors. The Fifth Amendment provides for, among other things, the replacement of the existing minimum liquidity covenant with a $2.5 million availability reserve requirement, which will increase to $5 million beginning in January 2027, the addition of certain eligible equipment and Rolling Stock (as defined in the Revolving Credit Agreement) to the borrowing availability calculation included in the Revolving Credit Agreement, and certain amendments to the definition of Eligible Accounts to allow for higher single customer concentration until August 2026.
The foregoing description of the Fifth Amendment is only a summary of its material terms and does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1
Amendment No. 5, dated as of March 31, 2026, to Credit, Security and Guaranty Agreement, dated as of December 27, 2024, as amended, by and among Arq, Inc., certain subsidiaries of Arq, Inc., MidCap Funding IV Trust as agent, and the lenders from time to time party thereto.*, ***

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* – Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the SEC.
*** – Portions of this exhibit have been omitted pursuant to Item 601(b)(10) as information that the Company customarily and actually treats that information as private or confidential and is not material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2026

Arq, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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